Supplement Dated February 6, 2019
To The Prospectuses Dated April 30, 2018

PERSPECTIVE II® and PERSPECTIVE ADVISORY II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective February 11, 2019, the LifeGuard Freedom Flex DB NY is available to Designated Lives age 35 to 75 years of age on the date that the endorsement is issued in connection with the Contract.

(To be used with JMV16966NY 04/18, JMV9476WFNY 04/18, and JMV18691NY 04/18)

NMV21975NY 02/19